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                                  FORM 8-K/A

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 26, 1996
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                             SpecTran Corporation
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            (Exact name of registrant as specified in its charter)


      Delaware                     0-12489                      04-2729372
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  (State or other          (Commission File No.)              (IRS Employer
  jurisdiction)                                             Identification No.)


                      50 Hall Road, Sturbridge, MA 01566
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                  (Address of principal executive offices)


Registrant's telephone number, including area code    508-347-2261
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                                     N/A
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        (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

      10.101 Non-Competition Agreement among General Cable Industries, Inc., General Cable Corporation, Applied Photonic Devices, Inc., SpecTran Corporation and General Photonics, LLC dated December 23, 1996. (The Company has been granted confidential treatment.)

      10.103 Letter Amendment to Three Year Multimode Optical Fiber Supply Contract between Corning Incorporated and SpecTran Corporation dated as of January 1, 1996. (The Company has been granted confidential treatment.)

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                SpecTran Corporation
                                                (Registrant)


Date: February 3, 1997                          /s/ Bruce A. Cannon
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                                                Bruce A. Cannon, Secretary





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